Exhibit 99.4

1 NASDAQ: TFFP Corporate Update August 2023 BETTER DELIVERY, BETTER THERAPY | Powerful Drug Delivery Solutions

Safe Harbor Statement SPECIAL NOTE REGARDING FORWARD - LOOKING STATEMENTS This document contains forward - looking statements concerning TFF Pharmaceuticals, Inc . (“TFF”, the “Company,” “we,” “us,” and “our”) . The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements . These forward - looking statements include, but are not limited to, statements concerning the following : • Our expectations for releasing initial clinical readouts for TFF VORI and TFF TAC by the end of 2023; • our future financial and operating results; • our intentions, expectations and beliefs regarding anticipated growth, market penetration and trends in our business; • the timing and success of our plan of commercialization; • our ability to successfully develop and clinically test our product candidates; and • our ability to ﬁle for FDA approval of our product candidates through the 505(b)(2) regulatory pathway. These forward - looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially . Among those factors are : (i) the risk that the Company may not be able to release initial clinical data for TFF VORI and TFF TAC by the end of 2023 or, if it is able to do so, that such clinical data will be positive, (ii) the risk that the Company’s working capital after giving effect to the recently announced public offering will not be sufficient to fund the Company’s working capital requirements through Q 1 2024 , (iii) no drug product incorporating the TFF platform has received FDA pre - market approval or otherwise been incorporated into a commercial drug product, (iv) the Company has no current agreements or understandings with any large pharmaceutical companies for the development of a drug product incorporating the TFF Platform, (v) success in early phases of pre - clinical and clinicals trials do not ensure later clinical trials will be successful, and (vi) those other risks disclosed in the section “Risk Factors” included in the Company’s Quarterly Report on Form 10 - Q filed with the SEC on August 14 , 2023 . TFF Pharmaceuticals cautions readers not to place undue reliance on any forward - looking statements . TFF Pharmaceuticals does not undertake, and specifically disclaims, any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law . This document contains only basic information concerning TFF. Because it is a summary it does not contain all of the information you should consider before investing. Please refer to our reports and registration statements on file with the SEC for more comprehensive information concerning TFF Pharmaceuticals. Confidential 2

Investment Highlights Experienced Management; IP Protection • Experienced senior management team with outstanding track record of success in a diverse set of competencies and related disciplines • Robust IP estate with over 120 patents issued or pending Strong Internal Pipeline • TFF VORI (inhaled voriconazole dry powder) for invasive pulmonary aspergillosis: driving efficacy, minimizing systemic toxicities and drug - drug interactions • TFF TAC (inhaled tacrolimus dry powder) for lung transplantation: decreasing rejection, minimizing systemic toxicities and drug - drug interactions • Phase 2 programs initiated (505(b)2 pathway) Broadly Applicable Platform • Created dry powder formulations for a variety of small and large molecules • Significant number of collaborations in place Proprietary Lung Drug Delivery Process • Thin Film Freezing (TFF) is a unique, patented technology with proven ability to convert a wide range of poorly water - soluble drugs into inhalable dry powder formulations Oral Confidential 3 Lower efficacy, Higher adverse events Inhaled Higher efficacy, Lower adverse events

Thin Film Freezing Process Bulk Drug Material x Use proprietary combination of freezing rate and liquid surface to volume ratio x Confers advantages in engineering particles for various routes of administration x Stabilizes biologics not achievable with other process technologies Drying and Lyophilization Brittle Matrix Powder Proprietary Freezing Process Confidential 4

New Vision for TFF Transform from a technology platform company reliant on licensing Previous Focus: • A technology platform company generating value creation from licensing TFF technology to big pharma and biotech companies New Vision: • A product development company focused on bringing to market high value products from our pipeline based on our TFF technology Confidential 5

TFF Investment Opportunity New Corporate Strategy • Leverage our R&D talent and unique technology to accelerate the development of proprietary drugs • Singular focus on advancing therapies that can significantly improve upon the standard of care • Products that can be marketed with a small, specialty - focused salesforce • BD activity to provide upside • Continue to engage pharma/biotech • Inhalation product opportunities • Small molecules, mAbs, vaccines, phages, nucleotides Execution to Create Shareholder Value • Generating strong clinical data in the TFF VORI and TFF TAC programs • Initial Phase 2 data readouts expected by end of 2023 • Compassionate use program • Clearly articulate to investors: • Differentiation of pipeline assets and potential to advance standard of care • Clinical development strategy/pathway to registration • Market opportunity – 2 drugs each with peak sales over $1 billion • Efficient use of capital • Reviewing all operations and eliminating redundancies Confidential 6

Disciplined Approach to Cash Management • Budget cuts instituted in Q1 and Q2 2023 extend cash runway into December 2023 • Hiring slowed and existing headcount reduced • Consulting contracts restructured • Reduction in professional fees and investor relations • Paused market research and public relations spending • $5MM net raise extends runway to April 2024 Confidential 7

TFF VORI Voriconazole Inhalation Powder Clinical Development Program 8

TFF VORI: Update on Clinical Development Strategy Prior Approach: • Focus on invasive pulmonary aspergillosis • 140,000 cases per year worldwide (treatment and prevention) • ≥ $1B TFF VORI peak forecast global sales • Differentiate on safety, tolerability, and drug - drug interactions • Focus on treatment as monotherapy • Traditional approach to trial design • Widespread outreach Confidential 9 New Strategy: • Explore the full range of indications that potentially benefit from voriconazole expanding the market potential • All forms of pulmonary aspergillosis including IPA • Other voriconazole responsive pulmonary fungal infections • Differentiate on efficacy as well as safety/tolerability/drug - drug interactions • Explore treatment as monotherapy and as add - on therapy • Trial design reflecting rare disease indication, large body of historical data and the 505(b)2 regulatory pathway • Continue widespread outreach; orchestrated effort around lung transplant to optimize efficiency

TFF VORI: Clinical Development Rationale TFF VORI is in Phase 2 development for the treatment of pulmonary fungal infections including invasive pulmonary aspergillosis (IPA) • IPA primarily impacts immune compromised patients (hematologic malignancies, solid organ, and stem cell transplant recipients) • Oral and intravenous voriconazole is first - line therapy for the treatment of IPA • High unmet medical need with ~30% mortality in 12 weeks due to high rate of toxicity and drug - drug interactions limiting systemic dosing and overall efficacy. • TFF VORI delivers voriconazole directly to the lung driving local lung concentrations to improve efficacy while limiting systemic exposure thus systemic toxicities and drug - drug interactions; overall improvement of the therapeutic index Confidential 10

TFF VORI: Phase 1 studies and compassionate use experience provided safety, tolerability, pharmacokinetic, and early efficacy data Available Compassionate use data: Two lung transplant recipients with history of recurrent pulmonary fungal infections and toxicities to systemic available standard of care therapy. Following treatment with TFF VORI: • Lung function stabilized/maintained • Lung lesions improved • Aspergillus infection cleared • No need for hospitalization • No drug - drug interactions • No adverse events reported Stabilized Lung Function Decreased Lesions 20% 10% 0% 100% 90% 80% 70% 60% 50% 40% 30% Jun - 21 Jul - 21 Aug - 21 Sep - 21 Oct - 21 Nov - 21 Dec - 21 Jan - 22 Feb - 22 Mar - 22 Apr - 22 May - 22 Jun - 22 Jul - 22 Aug - 22 Sep - 22 Oct - 22 Nov - 22 FEV1 (% predicted) FVC (% predicted) TFF VORI Phase 1 Results: • Phase 1a (n=65 healthy volunteers) and Phase 1b (n=16 patients with mild stable asthma) • Dosages up to 80mg twice daily were well tolerated and showed no signs of the toxicities previously reported for the oral or intravenous forms. Phase 2 study in IPA ongoing in Europe : • Open label randomized study; Oral voriconazole vs. TFF VORI • 12 weeks of treatment; Endpoints: Safety/tolerability; clinical response, radiologic response, mycologic response Confidential 11

TFF VORI: Program Execution Confidential 12 Identified challenges: • First patient was originally projected in the Phase 2 study in 8/22; first site not activated until end of December 2022; Significant CRO challenges Progress since January of 2023: • Changed the CRO project manager and the site activation lead; set up weekly goals for the CRO, set up weekly meetings with upper management to hold CRO accountable for execution of clinical trial • 16 out of 19 sites activated to date; additional site activations expected this quarter • Protocol addendum to broaden eligibility in effect • Protocol amendment to change randomization ratio and allow oral arm crossover to inhaled arm pending full approval in all countries • Pre - screening rate has increased by 5 - fold in the past four months • 2 patients enrolled • Recently launched expanded access (compassionate use) program (EAP): US, Canada, Australia, UK, and select EU countries • 1 patient enrolled in new EAP • Additionally, 2 compassionate use patients treated previously • Meaningful data to guide Phase 3 Go/No - Go decision is anticipated from total of ~10 patients given considerable historical safety and efficacy data with voriconazole and rare disease indication • Initial data readout from TFF VORI Phase 2 and Compassionate use: Expected by End of Year 2023

Significant rise in the number of pre - screened patients (As of July 31, 2023): • Pre - screening in the first 4 months (December to March) = 9 • Pre - screening in the last 4 months (April to July) = 44 • Pre - screening in April = 5 • Pre - screening in May = 11 • Pre - screening in June = 12 • Pre - screening in July = 16 • Most common reason for pre - screen failure: • Patient too ill in palliative care, respiratory failure • Diagnosis not IPA TFF VORI: Phase 2 Pre - Screening Status Exponential Pre - Screening Activity 60 50 40 30 20 10 0 De c Jul Jan Fe b Mar Monthly Pre - screens Apr May Jun Cumulative Pre - screens Confidential 13

TFF VORI: Phase 2 and EAP Enrollment Projection 0 5 10 15 20 25 Dec Jan Feb Mar Apr May Jun Projected Cumulative Enrollment Jul Aug Sep Oct Nov Dec Jan Actual Cumulative Enrollment Feb Mar Apr Patients Enrolled Confidential 14

TFF VORI: Expanded Access Program • Expanded Access Program enrolls patients with the following diagnoses who have limited or no other treatment options or who have had unfavorable response to adequate standard of care therapy: • Pulmonary aspergillosis: • Invasive pulmonary aspergillosis (IPA) • Chronic pulmonary aspergillosis (CPA) • Allergic bronchopulmonary aspergillosis (ABPA) • Aspergillus tracheobronchitis • Aspergillus bronchoanastomotic infection • Voriconazole responsive pulmonary fungal infections • US expanded access protocol prepared and submitted to the FDA; no comments received in > 60 days since submission • Expanded access to be offered in the US, Canada, Australia, UK, and select EU countries • Drug labeled and ready for expanded access use Confidential 15

TFF VORI: Expanded Access Program

- Company policy posted on the website introducing the availability of the expanded access program
- Program listed on clinicaltrials.gov: https://clinicaltrials.gov/ct2/show/NCT05897294
- Program listed on the Reagan-Udall Foundation Expanded Access Navigator: https://navigator.reaganudall.org/company-directory/t
- Partnered with Durbin in July 2023 to execute expanded access program across multiple countries
- Medical Science Liaison engaging new potential PIs
- Interest from major academic institutions
- 1 patient enrolled in new EAP (July)
- Additionally, 2 compassionate use patients treated previously

TFF PHARMACEUTICALS
Confidential
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TFF TAC Tacrolimus Inhalation Powder Clinical Development Program 17

TFF TAC: Background Information TFF TAC is in Phase 2 development for prevention of rejection in lung transplant recipients; ~40,000 new and existing patients worldwide with ≥ $1 billion peak TFF TAC global forecast • Tacrolimus is first - line calcineurin inhibitor for prevention of rejection in lung transplant • Significant toxicities and drug - drug interactions associated with oral tacrolimus • TFF TAC delivers tacrolimus directly to the lung to drive efficacy through immune suppression locally in the lung, where inflammation leads to rejection and allograft failure, while limiting systemic exposure thus systemic toxicities and drug - drug interactions • High unmet medical need with ~50% mortality in 5 years due to narrow therapeutic index: • Too little immune suppression leads to acute rejection or chronic rejection leading to chronic lung allograft dysfunction (CLAD) • Too much immune suppression leads to infections, chronic kidney disease, and post transplant lymphoproliferative disease • The direct delivery of TFF TAC to the lung is poised to potentially address multiple contributing factors to the 50% 5 - year mortality seen in lung transplant Confidential 18

TFF TAC: Phase 1 study provided safety, tolerability and pharmacokinetic data and enabled Phase 2 planning Phase 1 Results: • Phase 1a healthy volunteer study (n=57 subjects): • Doses up to 5 mg (single dose) and 1.5 mg (repeated dose) daily were generally well tolerated • No dose - related increase in overall treatment - emergent adverse events (TEAEs) was observed Ongoing Phase 2 study in Australia: • Open label study in lung transplant recipients with renal insufficiency • Up to 24 patients; 12 weeks of treatment with option for open label extension • Endpoints: Safety, including assessment of renal function; lung rejection using clinical signs and symptoms (Adverse events assessment), spirometry, lung imaging, donor derived cell free DNA Confidential 19

Sites (As of July 25, 2023) • 1 site activated and actively enrolling; 3 patients enrolled • 2nd site activation expected in August • 3rd site activation projected in September Patients • Significant learning about how to transition patients from oral tacrolimus to TFF TAC • Goal is to prevent rejection and maintain allograft while minimizing toxicity from tacrolimus • Selected sites have a large database of established lung transplant patients for potential enrollment in the study • Protocol amendment planned to fine tune dosing of TFF TAC • Meaningful data to guide Phase 3 Go/No - Go decision is anticipated from total of ~10 patients patients given considerable historical safety and efficacy data with tacrolimus and rare disease indication • Initial data readout expected by end of year 2023 TFF TAC: Phase 2 Status Confidential 20

0 5 10 15 20 25 Dec Jan Feb Mar Apr May Jun Jul * Aug Sep Oct Nov Dec Jan Actual Cumulative Enrollment Feb Mar Apr Patients Enrolled Projected Cumulative Enrollment *1 subject screened in July, enrolled in August Confidential 21 TFF TAC: Phase 2 Enrollment Projection

22 New Opportunities Leveraging TFF’s Platform with Non - Dilutive Funding

May 4, 2023 TFF Pharmaceuticals enters into CRADA with the National Institute of Environmental Health Sciences (NIEHS) to develop dry powder formulations of Hyaluronan to prevent and treat respiratory diseases. May 1, 2023 TFF Pharmaceuticals receives additional funding from Leidos to advance next generation countermeasures for military and healthcare personnel under the DARPA Personalized Protective Biosystems (PPB) program. June 26, 2023 TFF Pharmaceuticals awarded $2.97 million by the National Institute of Allergy and Infectious Diseases (NIAID), part of the National Institute of Health (NIH), to develop a universal influenza vaccine using the company’s Thin Film Freezing technology. Recent Government Collaborations Recent grants and contracts with various government agencies is further validation of Thin Film Freezing’s potential Confidential 23

Key Takeaways Revolutionary platform enabling inhalable drug delivery across the entire spectrum of pharmaceutical agents (small & large molecules, biologics, vaccines, mRNA), targeting multiple $1 billion+ markets x Ability to convert a wide range of poorly water - soluble drugs into inhalable dry powder formulations x Two proprietary drugs with $1 billion or more sized market potentials x Lower risk clinical programs with significant near - term data readouts x Both with 505(b)(2) regulatory pathway x Recent grants and contracts with various government agencies is further validation of Thin Film Freezing’s potential x Proven management team with multiple successful exits x Over 120 patents issued or pending Strong Internal Pipeline Confidential 24 Broadly Applicable Platform Experienced Management; IP Protection Proprietary Lung Drug Delivery Process

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